                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               December 31, 1997
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        ______________________________

                            NIPSCO Industries, Inc.
            (Exact Name of Registrant as Specified in its Charter)


                                    INDIANA
                (State or Other Jurisdiction of Incorporation)


               1-9779                                35-1719974
       (Commission File Number)          (IRS Employer Identification No.)


 801 E. 86th Place, Merrillville, Indiana               46410
 (Address of Principal Executive Offices)             (Zip Code)


                                (219) 853-5200
             (Registrant's Telephone Number, Including Area Code)


================================================================================

Item 5. Other Events

     The purpose of this Current Report is to file certain financial information regarding the Registrant (NIPSCO Industries, Inc.) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.



                                   Exhibits

      Exhibit
      Number                 Description of Item
      -------                -------------------

      (23)                   Consent of Arthur Andersen LLP.

      (27.1)                 Financial Data Schedule.

      (27.2)                 Restated Financial Data Schedule.

      (27.3)                 Restated Financial Data Schedule.

      (99.1)                 Financial Information for the
                             year December 31, 1997.
                             ---Management's Discussion and Analysis of
                                Financial Condition and Results of Operations.
                             ---Consolidated Statement of Income.
                             ---Consolidated Balance Sheet.
                             ---Consolidated Statement of Capitalization.
                             ---Consolidated Statement of Long-Term Debt.
                             ---Consolidated Statement of Cash Flows.
                             ---Consolidated Statement of Common Shareholders'
                                Equity.
                             ---Notes to Consolidated Financial Statements.
                             ---Report of Independent Public Accountants.
                             ---Selected Supplemental Information.

      (99.2)                 Condensed Financial Information of NIPSCO
                             Industries, Inc. and Subsidiaries.

                             ---Schedule I - Condensed Balance Sheet.
                             ---Schedule I - Condensed Statement of Income.
                             ---Schedule I - Condensed Statement of Cash Flows.
                             ---Notes to Condensed Financial Statements.

      (99.3)                 NIPSCO Industries, Inc. Schedule of Valuation and
                             Qualifying Accounts.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            NIPSCO Industries, Inc.
                              (Registrant)


                            By_________________________________
                              Nina M. Rausch
                                 Secretary






Date: February 13, 1998

                                 EXHIBIT INDEX

Exhibit
Number               Description of Exhibit
------               ----------------------
(23)                 Consent of Arthur Andersen LLP.

(27.1)               Financial Data Schedule.

(27.2)               Restated Financial Data Schedule

(27.3)               Restated Financial Data Schedule

(99.1)               Financial Information for the Year December 31, 1997.
                     --Management's Discussion and Analysis of Financial
                       Condition and Results of Operations.
                     --Consolidated Statement of Income.
                     --Consolidated Balance Sheet
                     --Consolidated Statement of Capitalization
                     --Consolidated  Statement of Long-Term Debt.
                     --Consolidated Statement of Cash Flows.
                     --Consolidated Statement of Common Shareholders' Equity. --Notes to Consolidated Financial Statements.
                     --Report of Independent Public Accountants.
                     --Selected Supplemental Information.

(99.2)               Condensed Financial Information of NIPSCO Industries, Inc.
                     and Subsidiaries.
                     --Schedule I--Condensed Balance Sheet.
                     --Schedule I--Condensed Statement of Income.
                     --Schedule I--Condensed Statement of Cash Flows.
                     --Notes to Condensed Financial Statements.

(99.3)               NIPSCO Industries, Inc. Schedule of Valuation and
                     Qualifying Accounts.